UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 27, 2004

ACTUANT CORPORATION

(Exact name of Registrant as specified in its charter)

Wisconsin (State or other jurisdiction of incorporation)	1-11288 (Commission File Number)	39-0168610 (I.R.S. Employer Identification No.)

6100 North Baker Road

Milwaukee, WI 53209

Mailing address: P.O. Box 3241, Milwaukee, Wisconsin 53201

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (414) 352-4160

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

Actuant Corporation, a Wisconsin corporation (the “Company” or “Actuant”), filed a Current Report on Form 8-K with the Securities and Exchange Commission (“SEC”) on January 3, 2005, relating to its acquisition of all of the outstanding capital stock of Key Components, Inc. (“KCI”), that occurred on December 27, 2004. The purpose of this Current Report on Form 8-K/A (Amendment No. 1) is to amend the Current Report on Form 8-K filed on January 3, 2005 to include (i) the financial statements and pro forma financial information required by Item 9.01 and (ii) the consent of PricewaterhouseCoopers LLP.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements Of Businesses Acquired.

99.1	Consolidated financial statements of KCI.

(b)	Pro Forma Financial Information.

99.2	The following unaudited pro forma condensed consolidated financial information of Actuant and KCI:

•	Pro forma condensed consolidated balance sheet as of August 31, 2004;
•	Pro forma condensed consolidated statement of earnings for the fiscal year ended August 31, 2004; and
•	Notes to such pro forma financial statements.

(c)	Exhibits

2.1	Stock Purchase Agreement, dated as of November 18, 2004, by and among Actuant Corporation, Key Components, Inc., and the Shareholders of Key Components, Inc. (Incorporated by reference to Exhibit 2.1 to the Company’s Amendment No. 1 to Current Report on Form 8-K filed on December 16, 2004).

2.2	Amendment No. 1 to Stock Purchase Agreement, dated as of December 3, 2004, by and among Actuant Corporation, Key Components, Inc., and the Shareholders of Key Components, Inc. (Incorporated by reference to Exhibit 2.2 to the Company’s Amendment No. 1 to Current Report on Form 8-K filed on December 16, 2004).

2.3	Amendment No. 2 to Stock Purchase Agreement, dated as of December 16, 2004, by and among Actuant Corporation, Key Components, Inc., and the Shareholders of Key Components, Inc. (Incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on December 22, 2004).

4.8	Amended and Restated Credit Agreement dated as of December 27, 2004 among the Company and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Illinois)), as Administrative Agent for the revolving loan facility and the term loan facility, Wachovia Bank, National Association, and U.S. Bank, National Association, as Syndication Agents for the revolving loan facility and the term loan facility, LaSalle Bank N.A. and M&I Marshall & Ilsley Bank, as Document Agents for the revolving loan facility, and Bank of America, N.A. and Harris Trust & Savings Bank, as Document Agents for the revolving loan facility.*

23.1	Consent of PricewaterhouseCoopers LLP.

*	previously filed

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ACTUANT CORPORATION (Registrant)

Date: January 4, 2005	By:	/s/ Andrew G. Lampereur
Andrew G. Lampereur Executive Vice President and Chief Financial Officer